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                                  EXHIBIT 23.1
                         CONSENT OF INDEPENDENT AUDITORS


     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement File No. 333-26471.

                                                     ARTHUR ANDERSEN LLP
Philadelphia, PA
March 27, 1998